SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

GOOD GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2130 N. Lincoln Park West, Suite 8N
Chicago, IL 60614
(Address of principal executive offices)

(773) 698-6047
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

In accordance with the Second Amendment to the Secured Promissory Note dated March 1, 2017 between the Company, CMG Holdings Group, Inc., the Company's largest shareholder ("CMG") and ViaOne Managed Services, LLC, an entity that is controlled by one of the Company's directors David Dorwart ("ViaOne"), a change of voting control of the Company occurred on May 23, 2018 when the Preferred C Shares of the Company were transfered from CMG to ViaOne.

Item 8.01 Other Events

ViaOne has agreed to continue temporary financing while the Company reviews term sheets for up to $5,000,000 in new financing at the Company's discretion.  The financing will go into effect after the reverse split is approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Good Gaming, Inc.

Date:	May 24, 2017	By:	VIKRAM GROVER
		Name:	Vikram Grover
		Title:	President